EXHIBIT 99.2

Dear Colleagues:

I am writing to share some exciting news with you.  This morning, we announced that Willow Financial Bancorp is merging with Harleysville National Corporation.  With this merger, we will become part of the third-largest bank holding company in the Philadelphia region, with a combined $5.5 billion of assets and 84 branches throughout the region and extending into the Lehigh Valley.  A copy of the press release we issued this morning is attached.

Harleysville National Corporation, with $3.9 billion of assets, is headquartered in Harleysville, PA.  Its 55 full-service branch offices are located throughout Montgomery, Bucks, Chester, Berks, Carbon, Lehigh, Monroe, and Northampton counties, Pennsylvania. It also has a sophisticated wealth management platform through its highly regarded Cornerstone Companies and Millennium Wealth Management groups, which manage a combined $3.1 billion of assets.

The merger with Harleysville National Corporation makes sound strategic sense:  it will position us as the third-largest bank headquartered in Southeast Pennsylvania, with over $5.5 billion in assets.  Together, we will bring a powerful portfolio of products and services to our customers, including:

•                  Local decision-making, a hallmark of both organizations, remains in tact along with competitive cash management services and a higher legal lending limit that will enable us to compete more effectively for business.

•                  Branch banking with a network that stretches from Northeast Philadelphia to Oxford, PA to the Lehigh Valley.

•                  Harleysville’s Allpoint ATM network with surcharge-free access to over 32,000 ATMs nationwide.

•                  Same-day crediting of deposits with Remote Deposit Capture for as long as the branch is open (which will be rolled out to Willow Financial Bank branches as soon as possible after the merger closes.)

•                  The ability to transmit wires later in the day.

•                  Additional wealth management options.

I would match our combined service and product set against any competitor in our marketplace!  And with dedicated teammates like you, we should be able to win any business we compete for.

Harleysville National Corporation is led by Paul Geraghty, a native of the Philadelphia region who has been in the banking industry for many years.  Paul joined Harleysville from National City Corporation in July 2007, but he has spent much of his banking career in this marketplace and knows the market well.

At Harleysville National Corporation, Paul has focused his team around a threefold mission to grow the bank through Expansion, Empowerment, and Effectiveness initiatives, which encompass growth through selective new branching and strategic acquisitions like Willow Financial;  empowering employees to make decisions and suggest changes that reduce cost and improve the customer experience; and driving operational effectiveness by re-examining all aspects of work flow in the bank and challenging conventional wisdom and assumptions. I am confident that you will see Paul as an inspiring and motivational leader who values the input of his teammates.

With the change there will be greater opportunities.  As part of a larger organization we have the ability to assume greater responsibilities, serve larger clients, enhance our career experiences through new roles and responsibilities, and grow professionally and personally.

We are working hard to minimize the impact of the merger on our employees.  Our respective branch networks fit nicely together, and we do not believe there will be branch closings.  Both banks have instituted an immediate hiring freeze in order to minimize the impact of back-office redundancies.  In addition, Harleysville National Corporation is committed to hiring the best employee for open positions from either organization.

The merger with Harleysville National Corporation is not related to the out-of-balance condition that we’ve dealt with recently.  We are and will remain well capitalized and a strong financial institution. When Willow Grove Bank acquired Chester Valley in 2005, one of the Board’s goals was to continue our search for strategic partners that could help us become a $5 billion financial institution within 5 years. With this merger, we accomplish that strategic goal. As a $5 billion company we have the scale and the ability to be more competitive.

We are able to accomplish all of this because of your hard work and efforts.  Your hard work as a team, and your dedication to our local communities, which resulted in Willow Financial being named “Best Neighborhood Bank” by Philadelphia Magazine, are all factors that make us an attractive partner for Harleysville National.  We believe that the best is yet to come, especially with the talent and experience our employees bring to the combined organization.

In short, I am excited about this transaction and I hope you will be too.  We have much to be proud of, and more to look forward to, with this strategic move.  We are committed to the success of this change for our customers, all of our colleagues and for the new colleagues we will soon be working with.  Over the next several months, we will be providing ongoing communications to acquaint you with many of the benefits of Harleysville National Corporation.  This is a great growth opportunity, as we go forward as part of a larger organization that retains its local roots and community-focused heritage.  Let’s keep moving the ball forward, and make this our biggest success to date!  If you have any questions, please do not hesitate to give me a call.

Best regards,

Donna M. Coughey

President and CEO

Willow Financial Bancorp

Cautionary Statement Regarding Forward–Looking Information:

This email contains forward-looking information about Harleysville National Corporation, Willow Financial Bancorp, Inc. and the combined operations of Harleysville National Corporation and Willow Financial Bancorp, Inc. after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries. Harleysville National Corporation and Willow Financial Bancorp caution readers not to place undue reliance on these statements.

Harleysville National Corporation’s and Willow Financial Bancorp’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following:  ineffectiveness of their business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in each of Harleysville National Corporation’s and Willow Financial Bancorp’s Annual Report on Form 10-K for the fiscal years ended December 31, 2007 and June 30, 2007, respectively.  See “Additional Information About This Transaction” below. Neither Harleysville National Corporation nor Willow Financial Bancorp makes any commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information About This Transaction:

Harleysville National Corporation intends to file a registration statement on Form S-4 in connection with the transaction, and Harleysville National Corporation and Willow Financial Bancorp intend to mail a joint proxy statement/prospectus to their respective shareholders in connection with the transaction. Shareholders and investors are urged to read the joint proxy statement/prospectus when it becomes available, because it will contain important information about Harleysville National Corporation, Willow Financial Bancorp and the transaction. You may obtain a free copy of the proxy statement/prospectus (when it is available) as well as other filings containing information about Harleysville National Corporation, at the SEC’s web site at www.sec.gov. A free copy of the proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus, may also be obtained from Harleysville National Corporation or Willow Financial Bancorp, by directing the request to either of the following persons:

George Rapp	Noel Devine
Executive Vice President and CFO	Senior Vice President
Harleysville National Corporation	Willow Financial Bancorp, Inc.
483 Main Street	170 South Warner Road
Harleysville, Pennsylvania 19438	Wayne, Pennsylvania 19087
610-513-2307	610-995-1855

Harleysville National Corporation, Willow Financial Bancorp and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Harleysville National Corporation and Willow Financial Bancorp in favor of the transaction. Information regarding the interests of the executive officers and directors of Harleysville National Corporation and Willow Financial Bancorp in the transaction will be included in the joint proxy statement/prospectus.

May 21, 2008

Questions and Answers

What was announced today?

Harleysville National Corporation (HNC) (Nasdaq: HNBC) and Willow Financial Bancorp, Inc. (Nasdaq: WFBC) jointly announced today that they have reached a definitive agreement for Willow Financial Bancorp to merge with and into HNC.

Why did Harleysville National decide to acquire Willow Financial?

This merger combines two locally focused banks that share a deep commitment to the communities we serve.  This acquisition will achieve HNC’s stated objective to grow through disciplined in-market expansion.  The acquisition delivers the benefit of scale and synergies in a transaction that we believe will be accretive to earnings in 2009.

Willow Financial is a great fit for Harleysville National Bank, with complementary lines of business, a solid reputation with customers in growing markets, and a network of 29 branches that augments the traditional Harleysville National Bank footprint.  In addition, it delivers significant market share in Chester County, the fastest-growing county in Pennsylvania and increases our market presence in Bucks, Montgomery, and Philadelphia counties.

At closing, the combined bank will be the third largest bank headquartered in the Philadelphia region, with assets of $5.5 billion and 84 branches in attractive banking markets stretching from Philadelphia and its western suburbs through the East Penn Bank franchise in the Lehigh Valley.

When will the acquisition take effect?

The acquisition requires shareholder and regulatory approvals before the transaction can be completed.  This is anticipated to take effect in the fourth quarter of 2008.

What are some of the benefits customers may see from this change?

The combination of Harleysville National Bank with Willow Financial Bank will drive significant benefits for the customers of both banks, as well as the Philadelphia region in general.

Customers will have a larger branch and ATM network at which to conduct business. Harleysville’s Allpoint network allows customers to tap ATM machines beyond the combined branch network, with access to over 32,000 free ATMs.  The combined company will continue to make borrowing decisions locally.   We are excited about the opportunities this will bring to our customers across the region.

Tell me about Harleysville National Bank

Harleysville National Corporation, with assets of $3.9 billion, is the holding company for Harleysville National Bank (HNB) and its division, East Penn Bank. Harleysville offers retail deposit and lending products and services as well as commercial loans, business banking and wealth management solutions.  The company is proud of its heritage, dating back to 1909, and committed to providing superior customer service.  Investment Management and Trust Services are provided through Millennium Wealth Management and Cornerstone, divisions of HNB, with assets under management of $3.0 billion. Harleysville National Corporation stock is traded under the symbol “HNBC” and is commonly quoted on the NASDAQ Global Select Market®.

To learn more, please visit www.harleysvillebank.com or call 1-888-HNB-2100.

Tell me about Willow Financial Bank

Willow Financial Bancorp’s wholly owned subsidiary, Willow Financial Bank, is a $1.6 billion savings bank with 29 banking offices in Southeastern Pennsylvania, With 29 convenient offices, Willow Financial Bank has a substantial community presence in Bucks, Chester, Montgomery, and Philadelphia Counties - some of the fastest-growing communities in southeastern Pennsylvania.

The bank provides a complete line of products and services, including retail banking, business and commercial banking, cash management, wealth management and investments. Our relentless focus on customer service caters to the distinctive needs of consumers and small business owners, through sophisticated commercial clients and high net-worth individuals. Willow Financial Bank has been recognized as Philadelphia magazine’s Best of Philly ® - Best Neighborhood Bank. Headquartered in Wayne, Pa., Willow Financial Bank has the team, the resources and the sophisticated products to compete with any bank in the region.

To learn more, please visit www.wfbonline.com or call 1-800-639-WILLOW.

What were the terms for Willow Financial Bank’s stock?

Upon the conclusion of the transaction, expected later in the year, each share of Willow Financial Bancorp common stock will be exchanged for 0.73 shares of HNC common stock.

Will there be any changes to the banking hours of Willow Financial or Harleysville National Bank branches?

There are no plans to change branch hours.  Both institutions offer extended and Saturday hours, in addition to 24 hour ATM banking for the convenience of their customers.

Will Willow Financial Bank change names, and if so, when?

Yes, the Willow Financial Bank name and signs will change to become Harleysville National Bank and Trust.   This change will not happen right away, and customers will receive further communications when this change will be made, sometime in early 2009.

Will the commitment to the community change?

No, the commitment to the community that Willow Financial Bank and Harleysville National Bank bring to the table remains intact.   Both institutions were founded in 1909, almost one hundred years ago, and have established deep roots in the community since that time. The commitment that Ellen Anne Roberts, Walter Daller and the many leaders of the respective organizations made to the community continues to this day.   Collectively, we are proud of the contributions our companies and employees make in the community every day.

What will happen to employee jobs?

 We are making every effort to minimize the impact of this merger on regional employment, and we expect that regular attrition will eliminate some redundancies between now and when the transaction closes.  Because our respective footprints are so complementary, we will not be closing any branches or making changes to our combined sales force.  Finally, we are committed to selecting the best candidate for open positions, regardless of which bank they come from so that we can deliver the best possible customer experience through the most talented team available.

During the transition, we are committed to maintaining appropriate staffing levels in customer service functions, including teller and platform positions.  Open positions in these areas will continue to be refilled in the normal course.  Our goal is to fully support the customer service needs of the two organizations.    Other customer support functions will also continue to be a priority.

Where there are jobs affected, severance packages will be available.  The severance policy awards a displaced employee two weeks for every year of employment, with a minimum of four weeks, and a maximum of 26 weeks.

What will happen to employee benefits?

Employee benefits remain unchanged at this time.  Continue to use your benefits in the same way.

There will be no change to employee benefits, including the employee ESOP, until the acquisition is completed, anticipated for the fourth quarter of 2008.   Any changes made at that time will be communicated with all employees.

How do these changes affect my day- to- day job?

For the time being, the changes will not affect the day-to-day delivery of service to our customers.   All employees will continue in their role, and our commitment to working as a team and providing great service to customers remains unchanged.

What will happen to the Wayne location, Willow Financial Bank’s headquarters location?

There have been no decisions made with regard to this location.

Are there any changes to customer accounts or products?

Everything remains the same.  There are no changes to customer accounts or services.  Customers can continue to bank as usual, and with the same checks and debit cards as before.

Will there be any change to the credit culture once the transaction goes through?

The two companies share a common commitment to local decision-making, and have a similar approach to credit, founded on a solid understanding of the regions businesses and customers we serve.  We have some customers in common, and we also know some customers who bank with our partnering institution. There are no changes to credit policies.  There are no changes in how loan decisions are made.

Are there any changes to the way we open accounts or process loan applications?

No, there are no changes in any process for account servicing.  Continue to follow all procedures as you have been.

Both banks have wealth management divisions; is this a good thing for customers?

Yes, this will be great for our customers.  Both companies have a commitment to this line of business, and bring talent and skills to the combined organization.  At the same time, the well-established brands that Harleysville National brings to the table will benefit customers and shareholders alike.

What role will Donna Coughey assume in the combined organization?

Donna Coughey will continue with HNC as an executive vice president for a period of one year to assist with the transition.

Will any current board members from Willow Financial join the Harleysville National Corporation board?

Two directors from Willow Financial Bancorp will join the HNC board of directors, contributing their experience to the combined organization.

How will the new larger company be able to deliver more value for shareholders?

The combination of Harleysville National Bank and Willow Financial Bank will drive value for shareholders of both banks.

The combined bank will have the scale, capital base, and product set to enhance shareholder value, serve customers, and be a major force in the banking industry for years to come.  The company will also gain attractive fee-generating businesses, including BeneServ, a respected provider of employee benefits services, Willow Investment Services, Carnegie Wealth Management, and a mortgage origination business that focuses on high-quality regional borrowers.  In addition, the acquisition provides the opportunity to enhance the investment consulting, estate and business planning, and compensation planning practices through the products of Cornerstone companies.  It also provides additional cross-sell opportunities for Harleysville’s Millennium wealth management and private banking business to the Willow Financial customer base.

With the additional scale of a $5.5 billion bank, we have the ability to deliver even more shareholder value through our expansion, empowerment, and effectiveness initiatives.  As a larger bank we have more opportunities to use advanced technology like branch remote capture to reduce cost and improve the customer experience.  In fact, we expect to roll out this service to Willow Financial Bank branches as soon as practical once the deal closes, because it provides greater convenience by allowing deposit credit on the same day regardless of deposit time.

A deeper pool of talented employees generates more ideas, and that lets us improve how we work and serve our customers.  With a larger capital base, we enjoy an increased legal lending limit to serve the needs of our business customers as they grow and expand.  And our larger branch footprint enables us to meet the needs of a range of consumers and businesses throughout the region.

Cautionary Statement Regarding Forward—Looking Information:

This email contains forward-looking information about Harleysville National Corporation, Willow Financial Bancorp, Inc. and the combined operations of Harleysville National Corporation and Willow Financial Bancorp, Inc. after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries. Harleysville National Corporation and Willow Financial Bancorp caution readers not to place undue reliance on these statements.

Harleysville National Corporation’s and Willow Financial Bancorp’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following:  ineffectiveness of their business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in each of Harleysville National Corporation’s and Willow Financial Bancorp’s Annual Report on Form 10-K for the fiscal years ended December 31, 2007 and June 30, 2007, respectively.  See “Additional Information About This Transaction” below. Neither Harleysville National Corporation nor Willow Financial Bancorp makes any commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information About This Transaction:

Harleysville National Corporation intends to file a registration statement on Form S-4 in connection with the transaction, and Harleysville National Corporation and Willow Financial Bancorp intend to mail a joint proxy statement/prospectus to their respective shareholders in connection with the transaction. Shareholders and investors are urged to read the joint proxy statement/prospectus when it becomes available, because it will contain important information about Harleysville National Corporation, Willow Financial Bancorp and the transaction. You may obtain a free copy of the proxy statement/prospectus (when it is available) as well as other filings containing information about Harleysville National Corporation, at the SEC’s web site at www.sec.gov. A free copy of the proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus, may also be obtained from Harleysville National Corporation or Willow Financial Bancorp, by directing the request to either of the following persons:

George Rapp	Noel Devine
Executive Vice President and CFO	Senior Vice President
Harleysville National Corporation	Willow Financial Bancorp, Inc.
483 Main Street	170 South Warner Road
Harleysville, Pennsylvania 19438	Wayne, Pennsylvania 19087
610-513-2307	610-995-1855

Harleysville National Corporation, Willow Financial Bancorp and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Harleysville National Corporation and Willow Financial Bancorp in favor of the transaction. Information regarding the interests of the executive officers and directors of Harleysville National Corporation and Willow Financial Bancorp in the transaction will be included in the joint proxy statement/prospectus.